                                                                     EXHIBIT 10

                                AMENDMENT NO. 1

                                     to the

                     SECOND AMENDED AND RESTATED AGREEMENT

                                    between

                           PHILIP MORRIS INCORPORATED

                                      and

                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                      for

                               FINE PAPER SUPPLY

                             EFFECTIVE MAY 23, 2002

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH
RULE 24 b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                AMENDMENT NO. 1

                                     to the

                     SECOND AMENDED AND RESTATED AGREEMENT

                                    between

                           PHILIP MORRIS INCORPORATED

                                      and

                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

                                      for

                               FINE PAPER SUPPLY

         This Amendment No. 1, effective May 23, 2002, is by and between Philip Morris Incorporated, a Virginia Corporation doing business as Philip Morris U.S.A. ("Buyer"), and Schweitzer-Mauduit International, Inc., a Delaware corporation ("Seller").

                                    RECITALS

         Whereas Buyer and Seller have previously entered into a certain Amended and Restated Agreement for Fine Paper Supply, effective July 1, 2000 (the "Agreement"); and

         Whereas Buyer and Seller now wish to amend the Agreement as provided herein.

         NOW THEREFORE, in consideration of the promises exchanged herein and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, Buyer and Seller agree as follows:

         1. Except as expressly provided herein, all capitalized terms used herein shall have the meanings assigned to them in the Agreement or in the Amended and Restated Addendum to Fine Papers Supply Agreement, effective July 1, 2001 (as amended, the "Addendum").

         2. Buyer and Seller have previously agreed to, and hereby confirm, an interim adjustment in the Base Prices for all Fine Papers sold and delivered pursuant to the Agreement during the period January 1, 2001 through [****] (the "interim period").

                  a. During the interim period, the Base Prices used to determine the Adjusted Base Prices for Fine Papers delivered hereunder shall be the applicable Base Prices provided in Attachment A-1 hereto, subject to modification from time to time as provided in the Agreement.

Unless otherwise mutually agreed, commencing [****] the Base Prices for Fine Papers delivered and sold pursuant to the Agreement shall be the applicable Base Prices provided in Attachment A to the Agreement.

                  b. For the purpose of calculating any pulp price adjustment that may be appropriate during the interim period in accordance with Article VIII.D of the Agreement, it is understood that the reference to "Base Price" in
Article VIII.D.1.b(3) shall be the applicable Base Price effective January 1, 2001 as indicated on Attachment A-1 hereto.

                  c. The interim adjustment to Base Prices set forth in this paragraph shall not apply to any Banded Cigarette Papers (as that term is defined in the Amended and Restated Addendum to Fine Papers Supply Agreement, effective April 1, 1998) sold and delivered pursuant to the Agreement during the interim period.

         3. Buyer previously agreed to pay Seller [****]. Seller has invoiced Buyer for such amount and the Buyer has paid the invoice.

         4.       Buyer previously agreed to reimburse Seller [****].

         5.       All other provisions of the Agreement shall remain unchanged.

         6. This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         7. This Amendment No. 1 and the Agreement constitute the entire agreement of the parties with respect to their subject matter and supercede all prior or contemporaneous agreements or understandings.

         IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to sign this Amendment No. 1, intending that the parties should be bound thereby.



Philip Morris Incorporated                Schweitzer-Mauduit International, Inc.



By:  /s/  HENRY P. LONG, JR.              By:  /s/  PETER J. THOMPSON
   ---------------------------------         -----------------------------------

Title: Vice President of Purchasing       Title:  President -- U.S. Operations
       -----------------------------            --------------------------------

                                 Attachment A-1

                        PHILIP MORRIS/SCHWEITZER-MAUDUIT

                                  BASE PRICING

                    SWM               SWM           Base Price        Base Price       Base Price         Base Price
                   SALES             GRADE            [****]            [****]            [****]            [****]
PRODUCT            CODE              CODE
[****]            [****]            [****]            [****]            [****]            [****]            [****]

[****]            [****]            [****]            [****]            [****]            [****]            [****]

[****]            [****]            [****]            [****]            [****]            [****]            [****]


                                     A-1-1